                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 1994

                        Commission File Number:  1-1511

                     _____________________________________

                           FEDERAL-MOGUL CORPORATION
             (Exact name of registrant as specified in its charter)


        Michigan                                           38-0533580
(State or other jurisdiction of                    (I.R.S. Employer I.D. No.)
incorporation or organization)


      26555 Northwestern Highway, Southfield, Michigan            48034
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number including area code:  (810) 354-7700
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ITEM 5.  Other Events.

On August 12, 1994, Federal-Mogul Corporation ("Corporation") commenced a medium term note program to offer up to $200 million aggregate principal amount of Federal-Mogul Corporation Medium Term Notes, Series A, pursuant to a shelf registration statement on Form S-3, No. 33-54717.

ITEM 7.  Financial Statements and Exhibits.

(c)           The following are filed as Exhibits to this Report:

              Exhibit Number                            Description
              --------------                            -----------
              4.12                                      Forms of Notes

              4.13                                      Distribution Agreement dated August 12, 1994 among the Corporation, Lehman
                                                        Brothers, Inc. C S First Boston Corporation, Salomon Brothers Inc, and
                                                        Chemical Securities Inc. Re:  U.S. $200,000,000 Federal-Mogul Corporation
                                                        Medium Term Notes, Series A

              4.14                                      Indenture dated as of August 12, 1994 between the Corporation and
                                                        Continental Bank, as Trustee

                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL-MOGUL CORPORATION



By: /s/ George N. Bashara
   -------------------------------
   George N. Bashara, Jr.
   Vice President, General Counsel
     and Secretary

Dated as of August 19, 1994
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                                 EXHIBIT INDEX



              Exhibit Number                            Document
              --------------                            --------
              4.12                                      Forms of Notes

              4.13                                      Distribution Agreement dated August 12, 1994 among the Corporation, Lehman
                                                        Brothers, Inc. C S First Boston Corporation, Salomon Brothers Inc, and
                                                        Chemical Securities Inc.   Re:  U.S. $200,000,000 Federal-Mogul Corporation
                                                        Medium Term Notes, Series A

              4.14                                      Indenture dated as of August 12, 1994 between the Corporation and
                                                        Continental Bank, as Trustee